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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K/A (Amended)


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) May 29, 2003

          FIRST CANADIAN AMERICAN HOLDING CORPORATION
                        (FORMERLY ADATOM.COM INC.)
     (Exact name of registrant as specified in its charter)


ONTARIO                         000-22967               43-17719999
(State or other jurisdiction
of incorporation)            (Commission File Number)   (IRS Employer
                                                       Identification No.)


             6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M3W2
            (Address of principal executive offices)

     Registrants telephone number, including area code (416) 918-2209


ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The 8-K that were filed on April 14, 2003 is amended to correct the fact that the subsidiaries listed below that were intended to be spun-off on those above dates, the transactions have been cancelled and these companies listed below remain subsidiaries of First Canadian American Holding Corporation.

FIRST CANADIAN AMERICAN TRUST COMPANY LTD.
Ontario Corp. Unlimited common and preferred shares, no par

This company is involved in the high risk loan business.

NEW WAVE WINDMILLS INC. Ontario Corp. Unlimited common and preferred shares, no par

This company is involved with power derived from windmills.

GOODIES GALORE PACKAGING INC. Ontario Corp. Unlimited common and preferred shares, no par

This company plans to take boxed candies and other confectionary products and repackage them into smaller sizes for resale at mass merchandizing retail outlets.


FOSSIL GRAPHICS INC. Ontario Corp. Unlimited common and preferred shares, no par

This company plans to take CD's and DVD's and produce masters, which are used by a CD duplicating company to make the 1000's of copies that are sold, so that they will be able to master music
CD's, software CD's, movie DVD's, etc.



FIRST CANDIAN AMERICAN FINANCIAL INC. Ontario Corp. Unlimited common and preferred shares, no par

This company is in the sub-par loaning business, it will loan out money to people that can't get loans from the bank, but they have a car that has nothing owing on it and the company will take it as collateral and give the borrower 50% of the value of the car.


XCELARATOR STUDIOS INC. Ontario Corp. Unlimited common and preferred shares, no par value.

This company is involved in the development of interactive video gaming market for games consoles such as Playstation 2, Xbox and Gamecube.



ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related
Shareholder
Matters:

         Shares of the Registrant trade on the OTC - PK under the symbol FCAHF. Note:

         The Company has not declared any cash dividends on its common stock.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                                SIGNATURES


       Pursuant  to  the requirements of the Securities  Exchange
  Act  of 1934, the registrant has duly caused this report to  be
  signed   on  its  behalf  by  the  undersigned  hereunto   duly
  authorized.


                                     ADATOM.COM, INC.



  Date: May 29, 2003
  By:  /S/ Sandy Winick
          Sandy  Winick

 President and Secretary